UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2008

InSite Vision Incorporated
(Exact name of registrant as specified in its charter)

Delaware	0-22332	94-3015807
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

965 Atlantic Ave.
Alameda, California 94501
(Address of principal executive offices)

Registrant's telephone number, including area code: 510-865-8800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 2, 2008, the Board of Directors of InSite Vision Incorporated, or InSite, amended and restated the Amended Bylaws of InSite Vision Incorporated (the “Bylaws”), effective immediately. The amendments to the Bylaws reflect developments in the General Corporation Law of the State of Delaware (the “General Corporation Law”) and include provisions commonly found in the bylaws of public corporations. The following is a summary of the substantive amendments to the Bylaws. This summary does not purport to be complete as to all of the changes or, with respect to any given change, as to all aspects of such change. The summary is qualified in its entirety by reference to the Bylaws, which are filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Amendments Regarding Stockholders:
•	Section 2.1: Annual Meetings
o	Permit annual meetings of stockholders to take place by means of remote communication.
o	Permit any proper business, in addition to the election of directors, to be transacted at annual meetings.
o
Eliminate the provision requiring stockholders to provide advance notice of business they propose to bring before the annual meeting and replace with the more detailed provisions set forth in Section 2.11.

•	Section 2.2: Special Meetings
o	Permit special meetings of stockholders to take place by means of remote communication.
•	Section 2.3: Notice of Meetings
o
Permit notices of stockholder meetings to be delivered by means of electronic transmission in accordance with Section 232 of the General Corporation Law. This amended section also clarifies when such notices are deemed to have been given and provides for the “householding” of notices (that is, it permits a single notice to be delivered to stockholders sharing an address if the notice is provided in accordance with applicable law).

o	Clarify that the time period in which notice must be given may be modified by the Bylaws or InSite’s certificate of incorporation.
•	Section 2.5: Quorum
o
Provide that shares of capital stock belonging to InSite or another company it controls will not be entitled to vote nor be counted for quorum purposes, except that InSite or its subsidiaries may vote stock they hold in a fiduciary capacity.

•	Section 2.7: Voting; Proxies
o	Eliminate the provision that voting at stockholder meetings need not be conducted by inspectors. A provision specifically addressing the duties of election inspectors now appears in Section 2.9.
o
Clarify that the voting standard set forth in Section 2.7 for matters other than the election of directors is subject to the provisions of applicable law, the Bylaws, the certificate of incorporation, the rules and regulations of any stock exchange applicable to InSite and any other applicable regulation.

•	Section 2.9: Inspectors of Election
o
Provide for the appointment of an inspector of elections to inspect and report on any meeting of stockholders. This amended section also enumerates each of the specific duties to be discharged by the inspector and requires each inspector to take the statutory oath required under the General Corporation Law.

•	Section 2.10: Conduct of Meetings
o
Provide guidelines for the orderly conduct of stockholder meetings, including granting the chairman of the meeting authority to announce the date and time of the opening and the closing of the polls for each matter at issue, convene and adjourn the meeting and prescribe appropriate rules and procedures for the meeting.

•	Section 2.11: Notice of Stockholder Business and Nominations
o
Provide that stockholders must give advance notice of their intention to submit director nominations and other business for consideration at any annual or special stockholder meeting. For director nominations and other business to be properly brought before an annual meeting, a stockholder must give notice thereof in writing not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. If the annual meeting is held more than 30 days before or 70 days after such anniversary date, notice must be delivered not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of the 90th day prior to the annual meeting or the 10th day following the day on which InSite first makes public announcement of the date of the meeting. For director nominations to be properly brought before a special meeting of stockholders at which directors are to be elected, a stockholder must give notice thereof in writing not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected as such meeting. “Public announcement” is defined to include disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by InSite with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act.

o
Provide guidelines for the content of notice of director nominations and other business and require stockholders proposing to bring director nominations and other business before an annual or special stockholder meeting to disclose information about themselves, their holdings in InSite, and their other relevant financial positions in InSite.

o
Provide mechanisms to enforce the advance notice requirements. The chairman of the annual or special meeting of stockholders of InSite shall have the power and duty to determine whether any nomination or business proposal was made or proposed in accordance with the Bylaws’ procedures and to declare any nomination or business not in compliance with such procedures to be disregarded or not transacted. In addition, if the stockholder or a qualified representative of the stockholder making the director nomination or other business proposal does not appear at the annual or special meeting of stockholders of InSite to present a director nomination or proposed business matter, such director nomination will be disregarded and such proposed business shall not be transacted.

Amendments Regarding the Board of Directors
•	Section 3.1: Powers; Numbers; Qualifications
o	Provide that there will be no limit on the size of the Board of Directors and that the number of directors will be fixed from time to time only by resolution of the Board of Directors.
o	Clarify that no vote to decrease the number of directors shall shorten the term of any incumbent director.
•	Section 3.2: Election; Term of Office; Resignation; Removal; Vacancies
o	Clarify that the annual election of directors is subject to the provisions of the Bylaws and InSite’s certificate of incorporation.
o
Permit notice of a director’s resignation to be made in writing or by electronic transmission to reflect changes to Section 141(b) of the General Corporation Law and specify that resignations will take effect at the time specified in the notice of resignation or, if no time is specified, at the time of receipt.

o	Clarify that stockholders have authority to remove individual directors or the entire Board of Directors without cause.
o	Clarify that vacancies on the Board of Directors may only be filled by a majority of the directors then in office.
•	Section 3.2: Nominations
o	Eliminate and replace the section with the more detailed provision set forth in Section 2.11.
•	Section 3.4: Special Meetings
o	Permit notices of special meetings of the Board of Directors to be delivered by means of electronic transmission and further clarify the notice requirements for special meetings of directors.
•	Section 3.6: Quorum; Vote Required for Action
o
Clarify that the requisite vote by which directors may adjourn a meeting where a quorum is not present is the affirmative vote of a majority of those members of the Board of Directors present, or, if only one is present, then the vote of that director.

•	Section 3.7: Action by Directors Without a Meeting
o	Permit directors to act without a meeting by electronic transmission, according to Section 141(i) of the General Corporation Law.

Amendments Regarding Committees
•	Section 4.1: Committees
o	Confirm that InSite has elected to be governed by Section 141(c)(2) of the General Corporation Law with respect to the power and authority of committees created by the Board of Directors.

Amendments Regarding Officers
•	Section 5.2: Term of Office; Resignation; Removal; Vacancies
o	Specify that resignations will take effect at the time specified in the notice of resignation or, if no time is specified, at the time of receipt.

Amendments Regarding Stock
•	Section 6.1: Certificates
o
Permit the Board of Directors to provide by resolution that any or all classes or series of stock may be evidenced by uncertified shares in accordance with Section 158 of the General Corporation Law and applicable stock exchange guidelines. The rights and obligations of the holders of uncertified stock and the rights and obligations of the holders of certificates representing stock of the same class and series will be identical, except where expressly provided by law.

o
Provide that following the issuance or transfer of uncertified stock, InSite shall send the owner written notice containing the information required to be set forth on certificates pursuant to the General Corporation Law, including the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Miscellaneous Amendments
•	Section 7.3: Waiver of Notice of Meetings of Stockholders, Directors and Committees
o	Provide that a waiver given by electronic transmission will be treated like a written waiver of notice and be deemed equivalent to notice.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

No.	Exhibit
3.1	Amended Bylaws of InSite Vision Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2008

INSITE VISION INCORPORATED (Registrant)

By:	/s/ Louis Drapeau
Name:	Louis Drapeau
Title:	Vice President, Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit

3.1	Amended Bylaws of InSite Vision Incorporated